UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 28, 2009

Willis Group Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-16503	98-0352587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, England and Wales		EC3M 7DQ
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011) 44-20-3124-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2009, Willis Group Holdings Limited, a Bermuda Company ("Willis-Bermuda"), along with its indirect wholly owned subsidiary, Willis North America Inc. ("WNA"), entered into a third amendment (the "Third Amendment") to the Credit Agreement, dated as of October 1, 2008 (as amended, the "Credit Agreement"), among WNA, Willis-Bermuda, the lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger. The Third Amendment, which became effective on October 28, 2009, provides, among other things, that for all purposes of the Credit Agreement, Willis Group Holdings plc ("Irish Newco") shall become the parent of WNA upon its becoming the publicly held indirect parent company of WNA in lieu of Willis-Bermuda (the "Redomestication") and that in connection therewith and following the consummation of the Redomestication, (i) Willis-Bermuda shall be released from its obligations under the Credit Agreement and the other loan documents upon the transfer of substantially all of its assets and its ceasing to own any equity in WNA, and (ii) Irish Newco and the other new entities to be formed in connection with the Redomestication that own, directly or indirectly, any equity interests in WNA shall become guarantors under the Credit Agreement. In addition, the Third Amendment permits investments in an aggregate amount not to exceed $300 million at any one time outstanding by Willis Securities Inc., an indirect subsidiary of WNA and a licensed broker-dealer ("WSI"), in debt, equity securities and/or equity-linked securities that are underwritten and/or initially purchased by WSI for the purpose of placement with and distribution to third party investors in WSI’s ordinary course of business.

This description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Third Amendment dated October 28, 2009 to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Limited

November 2, 2009	By:	Adam G. Ciongoli

Name: Adam G. Ciongoli
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Third Amendment dated October 28, 2009 to the Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender and Bank of America Securities LLC, as Administrative Agent and Sole Lead Arranger